Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 31, 2017 (this “Amendment”), among Elephant Talk Europe Holding B.V., a besloten vennootschap met beperkte annsprakelijkheid organized under the laws of the Netherlands (the “Borrower”), Pareteum Corporation (formerly known as Elephant Talk Communications Corp.), a Delaware corporation (the “Parent”), Pareteum North America Corp. (formerly known as Elephant Talk North America Corp.), a Delaware corporation (“ET North America” and together with Parent, the “Guarantors”, and each individually, a “Guarantor”, collectively with the Borrower, the “Credit Parties”, and each individually, a “Credit Party”), Corbin Mezzanine Fund I, L.P., as sole existing lender (“Corbin”) and Atalaya Administrative LLC, as administrative agent and collateral agent for the Lenders under the Credit Agreement described below (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Credit Parties have entered into an Amended and Restated Credit Agreement dated as of December 27, 2016 with Corbin, such other financial institutions that may from time to time become party thereto (collectively with Corbin, the “Lenders”, and each individually, a “Lender”) and the Administrative Agent (as the same may be further amended or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain loans to the Borrower;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree, and the Lenders and Administrative Agent have agreed to amend the Credit Agreement to among other things, modify certain terms and conditions as more particularly set forth herein, subject to the terms and conditions sets forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, the Credit Parties, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1.         Capitalized Terms.

(a)       Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

(b)       All references in the Credit Documents to “Elephant Talk Group International B.V.” or “ET Group Netherlands” shall be deemed to refer to “Borrower, as successor to the merger of Elephant Talk Group International B.V. (“ET Group Netherlands”) with and into Borrower”. For the avoidance of doubt, (i) any and all obligations of ET Group Netherlands under the Credit Documents were assumed by Borrower upon the merger of ET Group Netherlands with and into Borrower (the “Merger”); (ii) any and all Liens on the Collateral granted by ET Group Netherlands to the Administrative Agent survived the Merger and remain perfected to the extent perfected immediately prior to giving effect to the Merger and (iii) solely to the extent the Lien granted by ET Group Netherlands to the Administrative Agent is found not to have survived the Merger, Borrower hereby grants a Lien to the Administrative Agent, for the benefit of the Secured Parties, on any and all Collateral owned by ET Group Netherlands prior to giving effect to the Merger.

2.         Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below and in reliance on the representations and warranties set forth in Section 3 and the acknowledgments set forth in Section 4, the Credit Agreement is hereby amended as follows:

(a)       Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)       By deleting the definitions of “First Extended Maturity Date”, “Initial Maturity Date” and “Second Extended Maturity Date” in their entirety.

(ii)       By deleting the definition of “Maturity Date” and substituting the following therefor:

“Maturity Date” shall mean December 31, 2018.

(ii)       by inserting the following new definitions therein in appropriate alphabetical order:

“2017 Equity Offering” shall mean the firm commitment underwritten offering of 2,333,334 shares of the Parent’s common stock, par value $0.00001 per share, and warrants to purchase 1,166,667 shares of the Parent’s common stock, in each case subject to increase upon the exercise of the underwriter’s overallotment option, under the Parent’s effective shelf registration statement on Form S-3 (File No. 333-213575) as contemplated by the final prospectus supplement dated March 10, 2017, and filed with the Securities and Exchange Commission on March 14, 2017.

(b)       Amendment to Section 2.06 of the Credit Agreement. Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)       by amending and restating clause (a) thereof to read in its entirety as follows:

(a)       The Borrower agrees to pay to the Administrative Agent, for the benefit of the Lenders, on each of the dates set forth below (each a “Term Loan Repayment Date”), the principal of the Term Loan in an amount set forth opposite such date (each a “Term Loan Repayment Amount”) (which Term Loan Repayment Amount may be reduced as a result of, and after giving effect to, the application of prepayments under Sections 2.06(e)(i), 4.01 and 4.02 in accordance with the order of priority set forth in Section 4.01 and Section 4.02(c), as applicable).

Term Loan Repayment Date	Term Loan Repayment Amount
Each of March 31, 2017 and June 30, 2017	$1,500,000
Each of September 30, 2017 and December 31, 2017	$500,000
Each of March 31, 2018, June 30, 2018 and September 31, 2018	$750,000

(ii)       by amending and restating clause (e) thereof to read in its entirety as follows:

(e)       [Intentionally deleted].

3.        No Default; Representations and Warranties, Etc. Each Credit Party hereby represents, warrants, confirms and covenants that: (a) the representations and warranties of the Credit Parties contained in Article VII of the Credit Agreement and the other Credit Documents, are true and correct on and as of the date hereof and deemed to be made as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations were true and correct as of such date); (b) after giving effect to this Amendment, the Credit Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed thereunder and no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by the Borrower of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith, and the consummation of the transactions contemplated hereby or thereby (i) have been duly authorized by all necessary organizational action on the part of the Credit Parties (including any necessary shareholder consents or approvals), (ii) have not violated, conflicted with or resulted in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of the Credit Parties or any term or provision of any material indenture, agreement or other instrument binding on the Credit Parties or any of its assets, (iii) do not require any consent, waiver or approval of or by any Person which has not been obtained, and (iv) have not violated or conflicted with and will not violate or conflict with any pre-emptive rights of any Person.

4.        Acknowledgment, Ratification and Confirmation.

(a)       The Borrower hereby confirms and acknowledges that, as of the date hereof and after giving effect to this Amendment, (i) the Borrower is indebted to the Lenders for Term Loans in an aggregate outstanding principal amount equal to $8,581,835.55, plus accrued and unpaid interest thereon, as provided in the Credit Agreement; and (ii) the Borrower is indebted to the Administrative Agent and the Lenders for all accrued and unpaid fees and expenses of the Administrative Agent and the Lenders (including but not limited to, reasonable fees and disbursements of counsel) and other Obligations, as provided in the Credit Documents.

(b)       Each of the Credit Parties hereby confirms and acknowledges that, as of the date hereof (i) there exists no defense to the repayment by each such Person of all amounts and Obligations owing under and in respect of the Credit Agreement or any of the other Credit Documents, as amended and otherwise modified hereby, and (ii) such Person has no claim against any Lender or the Administrative Agent in respect of any matter relating to or arising under this Amendment, the Credit Agreement or any of the other Credit Documents, the Warrant or any of the transactions contemplated hereby or thereby.

(c)       The Borrower hereby acknowledges, ratifies and confirms that it remains obligated to pay all principal, interest, fees and other amounts owing to the Administrative Agent and the Lenders under and in respect of the Credit Agreement, as amended hereby, and the other Credit Documents when due and payable in accordance with the terms thereof.

(d)       Each of the Credit Parties confirms and acknowledges that Credit Agreement, the Security Documents and each of the other Credit Documents, as amended and otherwise modified by the amendments and other modifications specifically provided herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(e)       Without limiting the generality of the foregoing clause (d), each of the Guarantors hereby acknowledges and confirms that all obligations and liabilities of the Borrower in respect of the principal amount of the Term Loans under the Credit Agreement, as amended hereby, including without limitation, all obligations and liabilities of the Borrower for principal in respect of the Term Loans (whether now outstanding or hereafter arising or incurred), constitute “Guaranteed Obligations” under and as defined in the Guaranties and are guaranteed by and entitled to the benefits of the Guaranties.

(f)        Each of the Credit Parties hereby confirms and acknowledges that all obligations, liabilities and Obligations of the Borrower under the Credit Agreement, as amended hereby, including without limitation, all obligations of the Borrower for principal, interest and all other amounts payable in respect of the Term Loans constitute “Secured Obligations” under and as defined in each Security Document and are secured by and entitled to the benefits of the Security Documents, and the liens and security interests granted in favor of the Administrative Agent for the benefit of itself and the Lenders under the terms of the Security Documents are perfected, effective, enforceable and valid and such liens and security interests are, in each case, a first priority lien and security interest (except to the extent otherwise expressly permitted by the Credit Documents) and such liens and security interests are hereby in all respects ratified and confirmed.

5.         Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)       Counterparts of Amendment. The Administrative Agent shall have received from each party hereto a counterpart of this Amendment and an amendment to the Warrant in the form attached as Exhibit A hereto, each signed on behalf of such party.

(b)       2017 Equity Offering. The 2017 Equity Offering shall have been consummated.

(c)       Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and the Lenders in connection with this Amendment, including, without limitation, reimbursement or payment of all out-of-pocket expenses required to be reimbursed by the Borrower hereunder or under the Credit Agreement (including without limitation, the fees and disbursements of counsel to the Agent in connection herewith).

(d)       Representations and Warranties. The representations and warranties of the Credit Parties contained in Article VII of the Credit Agreement and the other Credit Documents, shall be true and correct on and as of the date hereof and deemed to be made as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations were true and correct as of such date).

(e)       Event of Default. After giving effect to this Amendment, the Credit Parties shall be in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed thereunder and no Default or Event of Default has occurred and is continuing.

(f)        Projections. The Administrative Agent and Lenders shall have received updated management projections through the Maturity Date, which shall have been based on reasonable assumptions and represent management’s best estimates of the projected performance of the Credit Parties.

(g)       Closing Date. The satisfaction of the conditions set forth in this Section 5 and the closing of this Amendment shall have occurred on or before March 31, 2017.

(h)       Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent shall have reasonably requested, all of which shall be satisfactory in form and substance to the Administrative Agent.

6.         Financial Covenants. -- It shall be an Event of Default under Article X of the Credit Agreement if, on or before April 30, 2017, the Borrower, Administrative Agent and Lenders shall fail to agree and execute a further amendment to the Credit Agreement amending Section 9.13 (Financial Covenants) of the Credit Agreement, which amendment shall be satisfactory to Administrative Agent and Lenders in their sole and absolute discretion, acting reasonably.

7.       RELEASE. EACH OF THE CREDIT PARTIES HEREBY ACKNOWLEDGES AND CONFIRMS THAT (A) IT DOES NOT HAVE ANY GROUNDS, AND HEREBY AGREES NOT TO CHALLENGE (OR TO ALLEGE OR TO PURSUE ANY MATTER, CAUSE OR CLAIM ARISING UNDER OR WITH RESPECT TO), IN ANY CASE BASED UPON ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER, THE EFFECTIVENESS, GENUINENESS, VALIDITY, COLLECTABILITY OR ENFORCEABILITY OF THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, THE OBLIGATIONS, THE LIENS SECURING SUCH OBLIGATIONS, OR ANY OF THE TERMS OR CONDITIONS OF ANY LOAN DOCUMENT AND (B) IT DOES NOT POSSESS (AND HEREBY FOREVER WAIVES, REMISES, RELEASES, DISCHARGES AND HOLDS HARMLESS THE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RESPECTIVE AFFILIATES, STOCKHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS AND REPRESENTATIVES AND EACH OF THEIR RESPECTIVE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST, AND AGREES NOT TO ALLEGE OR PURSUE) ANY ACTION, CAUSE OF ACTION, SUIT, DEBT, CLAIM, COUNTERCLAIM, CROSS-CLAIM, DEMAND, DEFENSE, OFFSET, OPPOSITION, DEMAND AND OTHER RIGHT OF ACTION WHATSOEVER, WHETHER IN LAW, EQUITY OR OTHERWISE (WHICH IT, ALL THOSE CLAIMING BY, THROUGH OR UNDER IT, OR ITS SUCCESSORS OR ASSIGNS, HAVE OR MAY HAVE) AGAINST THE INDEMNIFIED PARTIES, OR ANY OF THEM, BY REASON OF, ANY MATTER, CAUSE OR THING WHATSOEVER, WITH RESPECT TO EVENTS OR OMISSIONS OCCURRING OR ARISING ON OR PRIOR TO THE DATE HEREOF AND RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE PAYMENT, PERFORMANCE, VALIDITY OR ENFORCEABILITY OF THE OBLIGATIONS, THE LIENS SECURING THE OBLIGATIONS OR ANY OR ALL OF THE TERMS OR CONDITIONS OF ANY LOAN DOCUMENT) OR ANY TRANSACTION RELATING THERETO.

8.        Miscellaneous.

(a)      Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Credit Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Borrower acknowledges and agrees that nothing contained herein shall be deemed to entitle the Credit Parties to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Documents in similar or different circumstances.

(b)       This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)       Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Credit Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(d)       This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)       The Parent agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER:

ELEPHANT TALK EUROPE HOLDING B.V.

By:	/s/ Yves van Sante
Yves van Sante, Director

GUARANTORS:

PARETEUM CORPORATION

By:	/s/ Robert H. Turner
Robert H. Turner, Executive Chairman

PARETEUM NORTH AMERICA CORP.

By:	/s/ Robert H. Turner
Robert H. Turner, Executive Chairman

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

ATALAYA ADMINISTRATIVE LLC

By:	/s/ Raymond Chan
Name: Raymond Chan
Title: Authorized Signatory

LENDERS:

CORBIN MEZZANINE FUND I, L.P.

By:	Corbin Capital Partners Management, LLC,
its General Partner

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

Exhibit A

Amendment to Warrant